Exhibit 99.3

XPO Logistics Acquires East Coast Air Charter

GREENWICH, Conn. — February 12, 2013 — XPO Logistics, Inc. (NYSE: XPO) today announced that it has acquired the operating assets of East Coast Air Charter, Inc. (ECAC), a non-asset, third party logistics business specializing in expedited air charter brokerage, with 2012 revenues of approximately $43 million. The cash purchase price was $9.25 million with no assumption of debt, excluding any working capital adjustments. The acquisition is expected to be immediately accretive to earnings.

ECAC was founded in 1997 to serve the on-demand, dedicated air charter market. Former owner William McBane will continue to lead the operation in Statesville, N.C. The acquisition expands the XPO Logistics offerings for expedited transportation, freight brokerage and freight forwarding.

Bradley Jacobs, chairman and chief executive officer of XPO Logistics, said, “We’ve acquired a company that we know very well as a long-time partner to our expedite division. ECAC has valuable synergies with XPO, including innovative proprietary technology and air carrier relationships that complement our over-the-road expertise. We are now in a much stronger position to capture just-in-time freight and cross-border Mexico movements. All of our XPO offices will sell air charter, giving us another competitive advantage as we build scale. Our acquisition pipeline is robust, with numerous prospects that fit our strategy for growth.”

About XPO Logistics, Inc.

XPO Logistics, Inc. (NYSE: XPO) is one of the fastest growing providers of non-asset based, third-party freight transportation services in North America. The company uses its relationships with more than 20,000 ground, sea and air carriers to find the best transportation solutions for its customers. XPO Logistics offers its services through three distinct business units: freight brokerage, expedited transportation and freight forwarding. The company serves more than 7,500 customers in the retail, commercial, manufacturing and industrial sectors through 59 locations, including 35 branches in the United States and Canada and 24 agent offices. www.xpologistics.com

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, those discussed in our filings with the SEC and the following: economic conditions generally; competition; our ability to find suitable acquisition candidates and execute our acquisition strategy; our ability to raise capital; our ability to attract and retain key employees to execute our growth strategy; our ability to develop and implement a suitable information technology system; our ability to maintain positive relationships with our network of third-party transportation providers; litigation; and governmental regulation. All forward-looking statements set forth in this press release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this press release speak only as of the date hereof and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events.

Investor Contact:

XPO Logistics, Inc.

Michelle Muniz, +1-203-930-1459

michelle.muniz@xpologistics.com

Media Contact:

Brunswick Group

Steve Lipin / Gemma Hart, +1-212-333-3810